                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 New Focus, Inc.
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             (Exact name of Registrant as specified in its charter)

Delaware (prior to reincorporation, California)           333-31396
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(State of incorporation or organization)              (I.R.S. Employer
                                                      Identification No.)

                                2630 Walsh Avenue
                           Santa Clara, CA 95051-0905
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               (Address of principal executive offices) (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-92097                           (if applicable):

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

     The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of New Focus (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-31396), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on March 1, 2000, is incorporated herein by reference.

Item 2. Exhibits

        Number                      Description
        3.1(1)  Amended and Restated Certificate of Incorporation to be filed after effectiveness of this Registration Statement

        3.2(1)  Bylaws of the Registrant

        4.1(1)  Specimen Common Stock Certificate

      10.10(1)  Fifth Amended and Restated Registration Rights Agreement

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       (1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-31396).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 6, 2000

                                     NEW FOCUS, INC.



                                     By: /s/ Kenneth E. Westrick
                                         -----------------------------------
                                         Kenneth E. Westrick, President and
                                         Chief Executive Officer



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                                Index to Exhibits


        Number                       Description

        3.1(1) Amended and Restated Certificate of Incorporation to be filed after effectiveness of this Registration Statement

        3.2(1)   Amended and Restated Bylaws of the Registrant

        4.1(1)   Specimen Common Stock Certificate

      10.10(1)   Fifth Amended and Restated Registration Rights Agreement


       ---------
       (1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-31396).